Shareholders' Equity	6 Months Ended
Jun. 30, 2026
Shareholders’ Equity [Abstract]
Shareholders’ Equity

Note 3 - Shareholders’ Equity

a.	During the six months ended June 30, 2026, the Company sold 94,858 of its ordinary shares pursuant to the Sales Agreement for aggregate net proceeds of approximately $1,456 thousand.

b.	During February 2026, 13,814 pre-funded warrants were exercised into 13,814 ordinary shares of the Company. Following this exercise there are no more unexercised pre-funded warrants.

c.	On March 10, 2026, the Company’s shareholders approved an amendment to the Company’s articles of association to increase the registered share capital of the Company by an additional 110,000,000 ordinary shares, such that the total registered share capital of the Company would consist of 200,000,000 ordinary shares, no par value per share.

d.	During the six month period ended June 30, 2026, the Company issued 1,000 ordinary shares following vested RSUs.

e.	In April 2026, the Company entered into a private placement transaction with certain Company’s executive officers and shareholders, according to which the Company agreed to issue 38,125 of its ordinary shares for total consideration of $610 thousands. 25,625 ordinary shares were issued in June 2026 and 12,500 shares issued in July 2026.